Ameritas Life Insurance Corp.

("Ameritas Life")

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2020

Supplement Dated September 3, 2020

On June 26, 2020, American Century Investments announced that the name of the American Century VP Income & Growth Fund, Class II (the “Portfolio”) will change to American Century VP Disciplined Core Value Fund, Class II, effective September 25, 2020. This name change is applicable to all references to the Portfolio in your prospectus and supporting materials.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2460 09-20